UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

ContraVir Pharmaceuticals, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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399 Thornall Street, First Floor
Edison, New Jersey 08837

NOTICE OF 2015 ANNUAL MEETING OF
STOCKHOLDERS AND PROXY STATEMENT

Dear Stockholder:

On behalf of our Board of Directors, I cordially invite you to attend the annual meeting of stockholders of ContraVir Pharmaceuticals, Inc. (the “Company”) to be held at the offices of the Company, located at 399 Thornall Street, First Floor, Edison, New Jersey 08837 on February 4, 2016 at 10:00 a.m. local time, for the following purposes:

1.                                      To elect six (6) directors for a one-year term to expire at the 2016 annual meeting of stockholders.

2.                                      To ratify the appointment of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2016.

3.                                      To transact any other business that may properly come before our annual meeting or any adjournment or postponement of the meeting.

We are pleased to take advantage of Securities and Exchange Commission (the “SEC”) rules that allow companies to furnish their proxy materials over the Internet. We are mailing to many of our stockholders a Notice of Internet Availability of Proxy Materials instead of a paper copy of our proxy materials and our 2015 Annual Report on Form 10-K (the “Notice”). The Notice contains instructions on how to access those documents and to cast your vote via the Internet. The Notice also contains instructions on how to request a paper copy of our proxy materials and our 2015 Annual Report on Form 10-K. All stockholders who do not receive a Notice will receive a paper copy of the proxy materials and the Annual Report by mail. This process allows us to provide our stockholders with the information they need on a more timely basis, while reducing the environmental impact and lowering the costs of printing and distributing our proxy materials..

Our board of directors has fixed December 11, 2015 as the record date for the determination of stockholders entitled to notice of, and to vote at, the annual meeting and at any adjournment or postponement of the meeting.

All stockholders are cordially invited to attend the annual meeting.  Whether or not you expect to attend the annual meeting, please complete, sign and date the enclosed proxy and return it promptly. If you plan to attend the annual meeting and wish to vote your shares personally, you may do so at any time before the proxy is voted.

If You Plan to Attend

Please note that space limitations make it necessary to limit attendance to stockholders. Registration and seating will begin at 10 a.m. Shares of common stock can be voted at the Annual Meeting only if the holder is present in person or by valid proxy.

For admission to the Annual Meeting, each stockholder may be asked to present valid picture identification, such as a driver’s license or passport, and proof of stock ownership as of the record date, such as the enclosed proxy card or a brokerage statement reflecting stock ownership. Cameras, recording devices and other electronic devices will not be permitted at the meeting. If you do not plan on attending the meeting, please vote, date and sign the enclosed proxy and return it in the business envelope provided. Your vote is very important.

By Order of the Board of Directors,

/s/ Gary S. Jacob

Gary S. Jacob
Chairman of the Board of Directors

Edison, New Jersey

December 14, 2015

Your vote is important.  Please vote your shares whether or not you plan to attend the meeting.

Page

GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

PROPOSAL 1: ELECTION OF DIRECTORS	7

PROPOSAL 2: RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS	14

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	16

EXECUTIVE AND DIRECTOR COMPENSATION AND OTHER INFORMATION	17

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	12

STOCKHOLDER PROPOSALS	20

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS	19

ANNUAL REPORT	xx

OTHER MATTERS	20

399 Thornall Street, First Floor
Edison, New Jersey 08837

PROXY STATEMENT FOR THE 2015 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON FEBRUARY 4, 2016

This proxy statement is furnished to holders of common stock of ContraVir Pharmaceutical,s Inc., a Delaware corporation (“we,” “us,” “our,” “ContraVir” or the “Company”), in connection with the solicitation of proxies by our board of directors for use at our 2015 Annual Meeting of Stockholders (the “Annual Meeting”) to be held  on February 4, 2016 at 10:00 a.m., local time, at the offices of the Company, located at 399 Thornall Street, First Floor, Edison, New Jersey 08837.  This proxy statement is being distributed or made available, as the case may be, to stockholders on or about December 14, 2015.

You are invited to attend the Annual Meeting to vote on the proposals described in this proxy statement. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card if you received paper copies of the proxy materials, or follow the instructions below to submit your proxy over the Internet.

Our board of directors is asking you to vote your shares by completing, signing and returning the accompanying proxy card. If you attend the Annual Meeting in person, you may vote at the Annual Meeting even if you have previously returned a proxy card. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the Annual Meeting, you must obtain a proxy issued in your name from that record holder as described in more detail below.

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL STOCKHOLDERS MEETING TO BE HELD ON FEBRUARY 4, 2016: This proxy statement, the accompanying proxy card or voting instruction card and our 2015 Annual Report on Form 10-K are also available at http://www.pstvote.com/contravir2015.

GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

What is a proxy?

A proxy is the legal designation of another person to vote the stock you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document is also called a proxy or a proxy card. By completing, signing and returning the accompanying proxy card, you are designating Gary S. Jacob, Ph.D. and James Sapirstein,, our Chairman and Chief Executive Officer, respectively, as your proxies for the Annual Meeting and you are authorizing Messrs. Jacob and Sapirstein to vote your shares at the Annual Meeting as you have instructed them on the proxy card. This way, your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the Annual Meeting, we urge you to vote in one of the ways described below so that your vote will be counted even if you are unable or decide not to attend the Annual Meeting.

What is a proxy statement?

A proxy statement is a document that we are required by regulations of the Securities and Exchange Commission, or “SEC,” to give you when we ask you to sign a proxy card designating Messrs. Jacob and Sapirstein as proxies to vote on your behalf.

Why did you send me this proxy statement?

We sent you this proxy statement and the enclosed proxy card because our board of directors is soliciting your proxy to vote at the 2015 annual meeting of stockholders.  This proxy statement summarizes information related to your vote at the annual meeting.  All stockholders who find it convenient to do so are cordially invited to attend the annual meeting in person.  However, you do not need to attend the meeting to vote your shares.  Instead, you may simply complete, sign and return the enclosed proxy card.

We intend to begin making this proxy statement, the attached notice of annual meeting and the enclosed proxy card available on or about December 14, 2015 to all stockholders of record entitled to vote at the annual meeting.  Stockholders who owned our common stock, series A preferred stock and series B preferred stock on December 11, 2015 are entitled to vote at the annual meeting.  On this record date, there were 27,295,063 shares of our common stock outstanding.

As of December 11, 2015, there were 1,250,000 and 120,000 shares of series A preferred stock and series B preferred stock issued and outstanding, respectively. Each share of series A preferred stock and series B preferred stock are entitled to vote on any matter with the holders of Common Stock on an as converted basis. The holders of our series A preferred stock and series B preferred stock contractually agreed to restrict their ability to convert the series A preferred stock and series B preferred stock, such that the number of shares of our common stock held by each of them (and their affiliates) after such conversion or exercise does not exceed 4.99% of our then outstanding shares of common stock. As a result of the beneficial ownership limitation set forth above and based on 27,295,063 shares of common stock issued and outstanding as of the record date, the shares of series A preferred stock and series B preferred stock are convertible, at any time, into an aggregate of approximately 5,208,333 and 1,071,428 shares of common stock, subject to adjustment, respectively.

Why did I Receive in the Mail a Notice of Internet Availability of Proxy Materials this Year instead of a Full Set of Proxy Materials?

We are pleased to take advantage of the SEC rule that allows companies to furnish their proxy materials over the Internet. Accordingly, we have sent to our beneficial owners and stockholders of record a Notice of Internet Availability of Proxy Materials. Instructions on how to access the proxy materials over the Internet or to request a paper copy may be found in the Notice. Our stockholders may request to receive proxy materials in printed form by mail or electronically on an ongoing basis. A stockholder’s election to receive proxy materials by mail or electronically by email will remain in effect until the stockholder terminates its election.

Why did I Receive a Full Set of Proxy Materials in the Mail instead of a Notice of Internet Availability of Proxy Materials?

We are providing paper copies of the proxy materials instead of a Notice to our beneficial owners or stockholders of record who have previously requested to receive paper copies of our proxy materials. If you are a beneficial owner or stockholder of record who received a paper copy of the proxy materials, and you would like to reduce the environmental impact and the costs incurred by us in mailing proxy materials, you may elect to receive all future proxy materials electronically via email or the Internet.

You can choose to receive future proxy materials electronically by visiting http://www.pstvote.com/contravir2015. Your choice to receive proxy materials electronically will remain in effect until you instruct us otherwise by following the instructions contained in your Notice and visiting http://www.pstvote.com/contravir2015, sending an electronic mail message to info@philadelphiastocktransfer.com, or calling 1-866-223-0448.

The SEC has enacted rules that permit us to make available to stockholders electronic versions of the proxy materials even if the stockholder has not previously elected to receive the materials in this manner. We have chosen this option in connection with the Annual Meeting with respect to both our beneficial owners and stockholders of record.

What am I voting on?

There are two proposals scheduled for a vote:

Proposal 1: Election of six (6) Directors:

•             Gary S. Jacob, Ph.D.

•             James Sapirstein

•             John P. Brancaccio

•             Christopher McGuigan, Ph.D.

•             Dr. Timothy Block

•             Arnold Lippa, Ph.D

Proposal 2: Ratification of the appointment of BDO USA, LLP as the company’s independent registered public accountants for the fiscal year ending June 30, 2016.

How many votes do I have?

Each share of our common stock (including shares of common stock issuable upon conversion of the series A preferred stock and series B preferred stock) that you own as of December 11, 2015 entitles you to one vote.

How do I vote by proxy?

With respect to the election of directors, you may either vote “For” all the nominees to the board of directors or you may “Withhold” your vote for any nominee you specify.   For the ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accountant you may vote “For” or “Against” or abstain from voting.

Stockholders of Record:  Shares Registered in Your Name

If you are a stockholder of record, you may vote in person at the annual meeting or vote by proxy using the enclosed proxy card.  Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure that your vote is counted.  You may still attend the meeting and vote in person even if you have already voted by proxy.  To vote in person, come to the annual meeting and we will give you a ballot at the annual meeting.  To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided.  If you properly complete your proxy card and send it to us in time to vote, your proxy (one of the individuals named on your proxy card) will vote your shares as you have directed.  If you sign the proxy card but do not make specific choices, your shares will be, as permitted, voted as recommended by our board of directors.  If any other matter is presented at the annual meeting, your proxy (one of the individuals named on your proxy card) will vote in accordance with his or her best judgment.  As of the date of this proxy statement, we knew of no matters that needed to be acted on at the meeting, other than those discussed in this proxy statement.

Beneficial Owners:  Shares Registered in the Name of a Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than directly from us.  Simply complete and mail the proxy card to ensure that your vote is counted.  To vote in person at the annual meeting, you must obtain a valid proxy from your broker, bank or other agent.  Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

May I revoke my proxy?

If you give us your proxy, you may revoke it at any time before it is exercised. You may revoke your proxy in any one of the three following ways:

•                       you may send in another signed proxy with a later date;

•                       you may notify us in writing before the annual meeting that you have revoked your proxy; or

•                       you may notify us in writing before the annual meeting and vote in person at the meeting.

Can I vote via the Internet?

If your shares are registered in the name of a bank or brokerage firm, you may be eligible to vote your shares electronically over the Internet. A large number of banks and brokerage firms offer Internet voting.  If your bank or brokerage firm does not offer Internet voting information, please complete and return your proxy card in the self-addressed, postage-paid envelope provided.

What constitutes a quorum?

The presence at the annual meeting, in person or by proxy, of holders representing a majority of our outstanding common stock (including shares of common stock issuable upon conversion of the series A preferred stock and series B preferred stock after taking into account the beneficial ownership limitation of 4.9% of the number of shares of common stock issued and outstanding on the record date) as of December 11, 2015, or approximately 16,820,987 shares, constitutes a quorum at the meeting, permitting us to conduct our business.

What vote is required to approve each proposal?

Proposal 1: Election of Directors. For Proposal 1, the six nominees who receive the most “For” votes (among votes properly cast in person or by proxy) will be elected. Only votes “For” or “Withheld” will affect the outcome.

Proposal 2: Ratification of Independent Registered Public Accounting Firm. To be approved, Proposal 2 must receive “For” votes from the holders of a majority of the shares of common stock present or represented by proxy and entitled to vote at the annual meeting.

Voting results will be tabulated and certified by our mailing and tabulating agent, Philadelphia Stock Transfer, Inc.

What are the board’s recommendations?

The recommendations of our board of directors are set forth together with the description of each proposal in this proxy statement. In summary, our board of directors recommends a vote:

•“FOR” election of the directors named in this proxy statement as described in Proposal 1;

•“FOR” approval of BDO USA, LLP as the independent registered public accounting firm of the Company for the fiscal year ending June 30, 2016 as described in Proposal 2;

How can I attend the Annual Meeting?

You may attend the Annual Meeting if you are listed as a stockholder of record as of December 11, 2015 and bring proof of your identity. If you hold your shares in street name through a broker or other nominee, you will need to provide proof that you are the beneficial owner of the shares by bringing either a copy of a brokerage statement showing your share ownership as of December 11, 2015, or a legal proxy if you wish to vote your shares in person at the Annual Meeting. In addition to the items mentioned above, you should bring proof of your identity.

How can I vote my shares in person at the Annual Meeting?

Shares held directly in your name as the stockholder of record may be voted in person at the Annual Meeting. If you choose to do so, please bring proof of your identity to the Annual Meeting. Shares held in street name beneficially owned may be voted by you if you receive and present at the Annual Meeting a proxy from your broker or nominee, together with proof of your identity. Even if you plan to attend the Annual Meeting, we urge you to vote in one of the ways described below so that your vote will be counted if you are unable or decide not to attend the Annual Meeting. Attendance at the Annual Meeting will not cause your previously granted proxy to be revoked unless you change your proxy instructions as described below.

How can I vote my shares without attending the Annual Meeting?

Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct your vote without attending the Annual Meeting. You may vote by granting a proxy or, for shares held in street name, by submitting voting instructions to your broker or nominee. In most instances, you will be able to do this over the Internet or by mail. Please refer to the summary instructions below, and if you request printed proxy materials, the instructions included on your proxy card or, for shares held in street name, the voting instruction card provided by your broker or nominee.

•By Internet—If you have Internet access, you may submit your proxy from any location in the world by following the Internet voting instructions on the proxy card or voting instruction card sent to you.

•By Mail—You may do this by marking, dating and signing your proxy card or, for shares held in street name, the voting instruction card provided to you by your broker or nominee, and mailing it in the enclosed, self-addressed, postage prepaid envelope. No postage is required if mailed in the United States.

What is a broker non-vote?

A broker non-vote occurs if you hold shares in “street name” and do not provide voting instructions to your broker on a proposal and your broker does not have the discretionary authority to vote on such proposal. Matters subject to stockholder vote are classified as “routine” or “non-routine.” In the case of non-routine matters, brokers may not vote shares held in “street name” for which they have not received voting instructions from the beneficial owner (“Broker Non-Votes”), whereas they may vote those shares in their discretion in the case of any routine matter. Broker Non-Votes will be counted for purposes of calculating whether a quorum is present at the stockholder meetings, but will not be counted for purposes of determining the numbers of votes present in person or represented by proxy and entitled to vote with respect to a particular proposal. A broker is entitled to vote shares held for a beneficial holder on routine matters, such as Proposal 2 (the ratification of the appointment of BDO USA, LLP as our independent registered public accountants for 2016), without instructions from the beneficial holder of those shares. On the other hand, absent instructions from the beneficial holders of such shares, a broker will not be entitled to vote shares held for a beneficial holder on certain non-routine items, such as Proposal 1. Broker Non-Votes for Proposal 1 will have the same effect as an “AGAINST” vote. It is therefore important that you provide instructions to your broker if your shares are held by a broker so that your vote may be recorded. Votes cast by proxy or in person at the stockholder meetings will be tabulated by the inspectors of election appointed for the stockholder meetings, who also will determine whether a quorum is present.

What is the effect of abstentions and broker non-votes?

Shares of common stock held by persons attending the annual meeting but not voting, and shares represented by proxies that reflect abstentions as to a particular proposal, will be counted as present for purposes of determining the presence of a quorum.  Abstentions are treated as shares present in person or by proxy and entitled to vote, so abstaining has the same effect as a negative vote for purposes of determining whether our stockholders have approved each of the proposals.

Shares represented by proxies that reflect a “broker non-vote” will be counted for purposes of determining whether a quorum exists.  A “broker non-vote” occurs when a nominee holding shares for a beneficial owner has not received instructions from the beneficial owner and does not have discretionary authority to vote the shares for certain non-routine matters.  Because the election of directors is determined by a plurality of votes cast, abstentions will not be counted in determining the outcomes of such proposal.

What does it mean if I receive more than one set of proxy materials?

If you receive more than one set of proxy materials, your shares may be registered in more than one name or in different accounts.   Please complete, sign and return each proxy card to ensure that all of your shares are voted.

I share the same address with another shareholder of the Company. Why has our household only received one set of proxy materials?

The SEC’s rules permit us to deliver a single set of proxy materials to one address shared by two or more of our shareholders. This practice, known as “householding,” is intended to reduce our printing and postage costs. We have delivered only one set of proxy materials to shareholders who hold their shares through a bank, broker or other holder of record and share a single address, unless we received contrary instructions from any shareholder at that address. However, any such street name holder residing at the same address who wishes to receive a separate copy of the proxy materials may make such a request by contacting the bank, broker or other holder of record.

Who is paying the costs of soliciting these proxies?

We will pay for the entire cost of soliciting proxies.   In addition to these mailed proxy materials, our directors and employees may also solicit proxies in person, by telephone or by other means of ccommunication.  Directors and employees will not be paid any additional compensation for soliciting proxies but may be reimbursed for out-of-pocket expenses incurred in connection with the solicitation.   We will also reimburse brokerage firms, banks and other agents for their reasonable out-of-pocket expenses incurred in forwarding proxy materials to beneficial owners.

How can I find out the results of the voting at the annual meeting?

Preliminary voting results will be announced at the annual meeting.  Final voting results will be published in our current report on Form 8-K to be filed with the SEC within four business days after the annual meeting.  If final voting results are not available to us in time to file a Form 8-K within four business days after the meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

When are Stockholder Proposals Due for the 2016 Annual Meeting?

Any appropriate proposal submitted by a stockholder and intended to be presented at the 2016 Annual Meeting must be submitted in writing to the Company’s Secretary at 399 Thornall Street, First Floor, Edison, New Jersey  08837, and received no later than November 5, 2016, to be includable in the Company’s proxy statement and related proxy for the 2016 Annual Meeting. A stockholder proposal will need to comply with the SEC regulations under Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Although the Board of Directors will consider stockholder proposals, we reserve the right to omit from our proxy statement, or to vote against, stockholder proposals that we are not required to include under the Exchange Act, including Rule 14a-8.

PROPOSAL 1:

ELECTION OF DIRECTORS

The Company’s By-laws currently specify that the number of directors shall consist of one or more members, the exact number of which shall initially be fixed from time to time by the Board of Directors (the “Board”). The Company’s Board currently consists of six (6) persons, all of whom have been nominated by ContraVir to stand for re-election. Each director is elected or nominated to the Board until the following annual meeting of stockholders and until his successor has been elected and qualified or until the director’s earlier resignation or removal.

The Board based on the recommendation of the Nominating and Corporate Governance Committee has nominated Gary S. Jacob, John P. Brancaccio, Christopher McGuigan, James Sapirstein, Timothy Block and Arnold Lippa for election as directors of ContraVir. All of the nominees are existing directors of ContraVir and each of the nominees has consented to being named as a nominee for director of ContraVir and has agreed to serve if elected.

Set forth below are the nominees to be elected to serve until the 2016 annual meeting of stockholders or until their respective successors have been duly elected and qualified.

To be elected as a director, each nominee must receive a plurality of the votes cast by the holders of our common stock.

Should any nominee become unable or unwilling to accept election, the proxy holders may vote the proxies for the election, in his or her stead, of any other person our board of directors may nominate or designate. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will ensure the election of the nominees listed below, and, in such event, the specific nominees to be voted for will be determined by the proxy holders.

Information with Respect to Director Nominees

Listed below are the current directors who are nominated to hold until their successors are elected and qualified.

Name	Age	Present Position with ContraVir Pharmaceuticals, Inc.
Gary S. Jacob	68	Chairman of the Board of Directors
James Sapirstein	54	Chief Executive Officer and Director
John P. Brancaccio	67	Director
Christopher McGuigan	57	Director
Timothy Block	60	Director
Arnold Lippa	68	Director

Gary S. Jacob, Ph.D. has served as our Chairman of the Board of Directors since March 19, 2014, and earlier served as our Chief Executive Officer from May 15, 2013 until March 19, 2014. Dr. Jacob is currently the Chairman of the Board, President and Chief Executive Officer of Synergy Pharmaceuticals Inc., a biopharmaceutical company, where he has held various positions since July 2008. Dr. Jacob served as Chief Executive Officer of Callisto Pharmaceuticals, Inc. from May 2003 until January 2013 and a director from October 2004 until January 2013. Dr. Jacob currently serves as a director of Trovagene, Inc., a diagnostics company. Dr. Jacob has over twenty-five years of experience in the pharmaceutical and biotechnology industries across multiple disciplines including research & development, operations and business development. Prior to 1999, Dr. Jacob served as a Monsanto Science Fellow, specializing in the field of glycobiology, and from 1997 to 1998 was Director of Functional Genomics, Corporate Science & Technology, at Monsanto Company. Dr. Jacob also served from 1990 to 1997 as Director of Glycobiology at G.D. Searle Pharmaceuticals Inc. During the period of 1986 to 1990, he was Manager of the G.D. Searle Glycobiology Group at Oxford University, England.  Dr. Jacob’s experience as a biotechnology company chief executive officer provides him with valuable management and leadership abilities which the Board believes qualifies him to be a director of our company.

James Sapirstein has served as our Chief Executive Officer and a Director since March 19, 2014. Mr. Sapirstein was the chief executive officer of Alliqua Therapeutics at Alliqua Inc., where he helped lead the transformation of transdermal wound care and drug delivery technology into a premier wound care organization from October 2012 to February 2014. Mr. Sapirstein was the chief executive officer of Tobira Therapeutics, a New Jersey based biopharmaceutical company focused on the development of novel HIV and infectious disease compounds, from October 2006 to April 2011. From June 2002 until May 2005, Mr. Sapirstein was Executive Vice President for Serono Laboratories where he led a team of over 100 professionals to rebuild a struggling HIV and pediatric growth hormone business. Mr. Sapirstein also served in the Global Marketing group at Gilead, beginning in 2000 where he led and developed the global marketing strategy for its flagship HIV drug, Viread as well as played a key role in the development of the drug combination strategy that resulted in Gilead’s acquisition of Triangle’s nucleoside portfolio. He held a number of positions at Hoffmann-LaRoche, including Product Director and International Operations Manager, and was actively involved with numerous product launches including several antivirals. In 1996, he became the Director of International Marketing of the Infectious Disease Division at Bristol Myers Squibb (BMS). Mr. Sapirstein directed the international HIV product marketing strategy at BMS and was an integral part of the international development and launch of a number of infectious disease products while at BMS. Mr. Sapirstein is a director of Panther Biotechnology, Inc., a biotechnology company.

John P. Brancaccio, a retired CPA, has served as a director of our company since May 15, 2013 and as a director of Synergy Pharmaceuticals, Inc. since July 2008. Since April 2004, Mr. Brancaccio has been the Chief Financial Officer of Accelerated Technologies, Inc., an incubator for medical device companies. From May 2002 until March 2004, Mr. Brancaccio was the Chief Financial Officer of Memory Pharmaceuticals Corp., a biotechnology company. From 2000 to 2002, Mr. Brancaccio was the Chief Financial Officer/Chief Operating Officer of Eline Group, an entertainment and media company. Mr. Brancaccio is currently a director of Tamir Biotechnology, Inc. (formerly Alfacell Corporation) as well as a director of Trovagene, Inc. Mr. Brancaccio’s chief financial officer experience provides him with valuable financial and accounting expertise which the Board believes qualifies him to serve as a director of our company.

Christopher McGuigan, Ph.D. has served as a director of our company since May 15, 2013 and as a director of Synergy Pharmaceuticals, Inc. since July 2008. Since 1995, Dr. McGuigan has been Professor of Medicinal Chemistry, Welsh School of Pharmacy, Cardiff University, UK. He is also Executive Chair of the Life Sciences Hub Wales, LTD, and Chari of the National Research Network in Health and Life Sciences for the Welsh Government. Dr. McGuigan is immediate past president of the International Society for Antiviral Research. Dr. McGuigan has over 220 publications and 50 patent applications. Dr. McGuigan was Chairman of Departmental Research Committee and Director of Research, Head of Medicinal Chemistry. Dr. McGuigan currently serves as a director of Synergy Pharmaceuticals, Inc. and Tiziana Life Sciences (London). Dr. McGuigan’s experience in developing new drug agents from discovery to human clinical trials, with three of his agents reaching human clinical trials, qualifies him to serve as a director of our company.

Dr. Timothy Block has served as a director of our company since November 26, 2013. Dr. Block is Professor of Microbiology and Immunology, Drexel University College of Medicine and Director of its Drexel Institute for Biotechnology and Virology Research, and is also the Co-founder and President of the Hepatitis B Foundation (HBF) and its Baruch S. Blumberg Institute (formerly called the Institute for Hepatitis and Virus Research), the nation’s leading nonprofit organizations dedicated to finding a cure for hepatitis B and improving the lives of those affected worldwide through research, education and patient advocacy. Dr. Block is also President and CEO of the Pennsylvania Biotechnology Center. Dr. Block has been a member of medical school faculties as a professional researcher for more than 28 years, publishing more than 180 papers, 12 U.S. patents, and since 2006, has led or “co-led” more than $50 million in research funding. Honors include an honorary Medical Doctorate (Bulgarian Academy of Medicine); the Lifetime Achievement Award from the Centrals Bucks Chamber of Commerce; named one the regions 100 Most Outstanding People of the Century by the Daily Intelligencer; Distinguished Service Recognition from the National Cancer Institute’s Early Detection Research Network; and a Special Citation from the U.S. House of Representatives in recognition of “outstanding achievements.” Dr. Block has given frequent testimony to the U.S. Congress and State legislatures; has served on U.S. FDA and numerous NIH panels as well as commercial boards including the Bristol Myers Squibb Entecavir Advisory Board. In 2009,

Dr. Block was named an elected Fellow of the American Association for the Advancement of Science (AAAS). Dr. Block’s experience and expertise in the medical field with respect to Hepatitis B qualifies him to serve as a director of our company.

Arnold Lippa, PhD. has served as a director of our company since November 30, 2015. Dr. Lippa has been Executive Chairman of the Board of Cortex Pharmaceuticals Inc., since March 2013, and was appointed Chief Scientific Officer in August 2015.  Previously, he served as Chief Executive Officer and President.  He is also Chairman of the Board of Xintria Pharmaceutical Corporation, which he co-founded in 2006. Dr. Lippa is a Managing Member and founder of T Morgen Capital LLC, which is an investment and management company specializing in the creation and management of biomedical companies.  Since 2005, T Morgen Capital has been a significant equity owner and a managing member of Aurora Capital LLC, a life science focused FINRA member firm, where Dr. Lippa represents T Morgen Capital as a Manager. In 2004, Dr. Lippa co-founded and currently is representing T Morgen Capital, a Managing Member, as a Manager of Atypical BioCapital Management LLC and Atypical BioVentures Fund LLC, a life science fund management company and fund, respectively, both of which are affiliates of Aurora Capital. Dr. Lippa was a founder of DOV Pharmaceutical, Inc., and served as Chairman of the Board and Chief Executive Officer from its inception in April 1995 until 2005. Prior to DOV, Dr. Lippa co-founded and co-managed a number of life sciences companies, including Praxis Pharmaceuticals, Inc., which he co-founded and took public in 1985, serving as President and Chief Operating Officer from 1984 until 1987.  Dr. Lippa’s experience as a biotechnology company executive and a financier qualifies him to be a director of our company.

Board Leadership Structure and Board’s Role in Risk Oversight

We have a separate Chairman of the Board, Dr. Jacob, and Chief Executive Officer, Mr. Sapirstein. We believe that having an independent director serve as our Chairman allows our CEO to focus on our business, while allowing the Chairman to fulfill his fundamental Board leadership role, which includes providing advice to and independent oversight of our Board. As Chairman, Dr. Jacob serves as the primary liaison between the CEO and the independent directors and provides strategic input and counseling to the CEO. With input from other members of the board of directors, committee chairs and management, he presides over meetings of the board of directors. Dr. Jacob has developed an extensive knowledge of our company, its challenges and opportunities and has a productive working relationship with our senior management team.

The board of directors, as a unified body and through committee participation, organizes the execution of its monitoring and oversight roles and does not expect its Chairman to organize those functions. The board of directors has three standing committees — Audit, Compensation and Corporate Governance/Nominating. The membership of each of the board committees is comprised of independent directors, with each of the committees having a separate chairman, each of whom is an independent director. Our non-management members of the board of directors meet in executive session at each board meeting.

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. Management is responsible for the day-to-day management of risks the company faces, while the board of directors, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, the board of directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed.

The board of directors recognizes that different leadership models may, depending upon individual circumstances, work for other companies and may be appropriate for ContraVir under different circumstances. The board of directors believes that ContraVir will be greatly benefited from having a single person setting the tone and direction for ContraVir and having primary responsibility for managing its operations, while allowing the board of directors to carry out its oversight responsibilities with the full involvement of each independent director. Our CEO communicates frequently with members of the board to discuss strategy and challenges facing the company. Senior management usually attends our regular quarterly board meetings and is available to address any questions or concerns raised by the board of directors on risk management-related and any other matters. Each quarter, the board of directors receives presentations from senior management on matters involving our areas of operations.

Information Regarding the Board of Directors and Corporate Governance

Directorships

Except as otherwise reported above, none of our directors held directorships in other reporting companies and registered investment companies at any time during the past five years.

Family Relationships

There are no family relationships among our directors and executive officers. There is no arrangement or understanding between or among our executive officers and directors pursuant to which any director or officer was or is to be selected as a director or officer.

Involvement in Certain Legal Proceedings

To our knowledge, during the past ten years, none of our directors, executive officers, promoters, control persons, or nominees has been:

•convicted in a criminal proceeding or is subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

•subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or any Federal or State authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities;

•found by a court of competent jurisdiction (in a civil action), the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law.

•the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of (a) any Federal or State securities or commodities law or regulation; (b) any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or (c) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

•the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

There are no material proceedings to which any director of the Company is a party adverse to the Company or has a material interest adverse to the Company.

Board Responsibilities and Structure

The Board oversees, counsels, and directs management in the long-term interest of ContraVir and its shareholders. The Board’s responsibilities include establishing broad corporate policies and reviewing the overall performance of ContraVir. The Board is not, however, involved in the operating details on a day-to-day basis.

Board of Directors Meetings

During the fiscal year ended June 30, 2015, our Board met 6 times, including telephonic meetings, the Audit Committee met 4 times, the Compensation Committee met 4 times and Corporate Governance/Nominating Committee did not meet at all. All directors attended at least 100% of the aggregate number of meetings of the Board and all of the Audit Committee members attended 100% of the Audit Committee meetings.

Information Regarding Board Committees

Our Board has established standing Audit, Compensation and Corporate Governance/Nominating Committees to devote attention to specific subjects and to assist it in the discharge of its responsibilities. All committees operate under a written charter adopted by our Board, each of which is available on our Internet website at www.contravir.com under “Corporate Governance.”

Audit Committee

The Audit Committee’s responsibilities include: (i) reviewing the independence, qualifications, services, fees, and performance of the independent registered public accountants, (ii) appointing, replacing and discharging the independent registered public accounting firm, (iii) pre-approving the professional services provided by the independent registered public accounting firm, (iv) reviewing the scope of the annual audit and reports and recommendations submitted by the independent registered public accounting firm, and (v) reviewing our financial reporting and accounting policies, including any significant changes, with management and the independent registered public accounting firm. The Audit Committee also prepares the Audit Committee report that is required pursuant to the rules of the SEC.

The Audit Committee currently consists of John Brancaccio, chairman of the Audit Committee, Timothy Block and Christopher McGuigan. We believe that each of Mr. Brancaccio, Mr. Block and Mr. McGuigan is “independent” as that term is defined under applicable SEC and NASDAQ rules. Mr. Brancaccio is our audit committee financial expert. The board of directors has adopted a written charter setting forth the authority and responsibilities of the Audit Committee.  The charter is available on our website at www.contravir.com.

Compensation Committee

The Compensation Committee has responsibility for assisting the board of directors in, among other things, evaluating and making recommendations regarding the compensation of the executive officers and directors of our company; assuring that the executive officers are compensated effectively in a manner consistent with our stated compensation strategy; producing an annual report on executive compensation in accordance with the rules and regulations promulgated by the SEC; periodically evaluating the terms and administration of our incentive plans and benefit programs and monitoring of compliance with the legal prohibition on loans to our directors and executive officers.

The Compensation Committee currently consists of Timothy Block, chairman of the Compensation Committee, and John Brancaccio. We believe that all of the members are “independent” under the current listing standards of NASDAQ. The board of directors has adopted a written charter setting forth the authority and responsibilities of the Compensation Committee which is available on our website at www.contravir.com.

Compensation Committee Interlocks and Insider Participation

None of the members of our compensation committee is an officer or employee of our company. None of our executive officers currently serves, or in the past year has served, as a member of the board of directors or compensation committee of any entity, excluding Synergy Pharmaceuticals, Inc. (“Synergy”), that has one or more executive officers serving on our board of directors or compensation committee.  Dr. Jacob has served as Synergy’s president, Chief Executive Officer and a Director since July 2008. Mr. Brancaccio and Dr. McGuigan have served as directors of Synergy since July 2008.  Mr. Brancaccio is currently a member of Synergy’s Compensation Committee.

Corporate Governance/Nominating Committee

The Corporate Governance/Nominating Committee has responsibility for assisting the board of directors in, among other things, effecting board organization, membership and function including identifying qualified board nominees; effecting the organization, membership and function of board committees including composition and recommendation of qualified candidates; establishment of and subsequent periodic evaluation of successor planning for the chief executive officer and other executive officers; development and evaluation of criteria for Board membership such as overall qualifications, term limits, age limits and independence; and oversight of compliance with the Corporate Governance Guidelines. The Corporate Governance/Nominating Committee shall identify and evaluate the qualifications of all candidates for nomination for election as directors. Potential nominees are identified by the Board of Directors based on the criteria, skills and qualifications that have been recognized by the Corporate Governance/Nominating Committee. While our nomination and corporate governance policy does not prescribe specific diversity standards, the Corporate Governance/Nominating Committee and its independent members seek to identify nominees that have a variety of perspectives, professional experience, education, differences in viewpoints and skills, and personal qualities that will result in a well-rounded Board of Directors.

The Corporate Governance/Nominating Committee currently consists of Timothy Block, chairman of the Compensation Committee, and John Brancaccio. We believe that all of the members are “independent” under the current listing standards of NASDAQ. The board of directors has adopted a written charter setting forth the authority and responsibilities of the Corporate Governance/Nominating Committee which is available on our website at www.contravir.com.

Communications with our Board of Directors

Stockholders seeking to communicate with our Board should submit their written comments to our Chief Executive Officer, James Sapirstein, at ContraVir Pharmaceuticals, Inc., 399 Thornall Street, First Floor, Edison, NJ 08837. Mr. Sapirstein will forward such communications to each member of our Board; provided that, if in the opinion of Mr. Sapirstein it would be inappropriate to send a particular stockholder communication to a specific director, such communication will only be sent to the remaining directors (subject to the remaining directors concurring with such opinion).

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our officers and directors, and persons who own more than ten percent of a registered class of our equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

Based on a review of the copies of such forms received, we believe that during the year ended June 30, 2015, all filing requirements applicable to our officers, directors and greater than ten percent beneficial owners were complied with.

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics to ensure that our business is conducted in a consistently legal and ethical manner. All of our employees, including our executive officers and directors, are required to comply with our Code of Business Conduct and Ethics.

The full text of the Code of Business Conduct and Ethics is posted on our website at http://www.contravir.com. Any waiver of the Code of Business Conduct and Ethics for directors or executive officers must be approved by our Audit Committee. We will disclose future amendments to our Code of Business Conduct and Ethics, or waivers from our Code of Business Conduct and Ethics for our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, on our website within four business days following the date of the amendment or waiver. In addition, we will disclose any waiver from our Code of Business Conduct and Ethics for our other executive officers and our directors on our website. A copy of our Code of Business Conduct and Ethics will also be provided free of charge upon request to: Secretary, ContraVir Pharmaceuticals Inc. 399 Thornall Street, First Floor, Edison, NJ 08837.

Director Compensation

On March 12, 2014, the Board of Directors determined that compensation for our non-employee directors will be comprised of an annual cash retainer and an annual equity award in the form of stock options. In addition, we expect to grant new directors, including the directors who will be joining our board, a one-time equity award in the form of stock options in connection with their election to the board.

During the year ended June 30, 2015, our non-employee directors received the following compensation for their services on the board and its committees:

Name	Cash Fees	Option Awards (1)(2)	Total
Gary S. Jacob	$48,901	$462,363	$511,264
John P. Brancaccio	62,750	42,688	105,438
Christopher McGuigan	44,000	130,604	174,604
Timothy Block	60,200	32,928	93,128

As of June 30, 2015, we have recorded a liability of approximately $55,000 related to director fees, which was paid in July 2015.

(1)         On December 3, 2014, we issued options to purchase (i) 420,000 shares of our common stock at an exercise price of $1.50 per share to Gary Jacob, our Chairman of the Board, for services rendered, (ii) 38,759 shares of our common stock at an exercise price of $1.50 per share to John Brancaccio, a director, for services rendered, (iii) 118,638 shares of our common stock at an exercise price of $1.50 per share to Christopher McGuigan, a director, for services rendered, and (iv) 29,911 shares of our common stock at an exercise price of $1.50 per share to Tim Block, a director, for services rendered.

(2)         Represents the fair value of incentive stock options granted during the year ended June 30, 2015 using the Black-Scholes model for computing stock-based compensation expense as of the date of grant.

Vote Required; Recommendation of the Board of Directors

If a quorum is present and voting at the annual meeting, each nominee must receive a plurality of the votes cast by the holders of our common stock to be elected to our Board. Votes withheld from any nominee, abstentions and broker non-votes will be counted only for purposes of determining a quorum. Broker non-votes will have no effect on this proposal as brokers or other nominees are not entitled to vote on such proposal in the absence of voting instructions from the beneficial owner.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE NOMINEES TO THE BOARD SET FORTH IN THIS PROPOSAL 1.

PROPOSAL 2:

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Audit Committee has selected BDO USA, LLP, as the Company’s independent registered public accountants for the fiscal year ending June 30, 2016 and has further directed that management submit the selection of independent registered public accountants for ratification by the stockholders at the annual meeting. Representatives of BDO USA, LLP are not expected to be present at the annual meeting.

Stockholder ratification of the selection of BDO USA, LLP as the Company’s independent registered public accountants is not required by Delaware law, the Company’s certificate of incorporation, or the Company’s bylaws. However, the Audit Committee is submitting the selection of BDO USA, LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of different independent registered public accountants at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and its stockholders.

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the annual meeting will be required to ratify the selection of BDO USA, LLP. Abstentions will be counted toward the tabulation of votes cast on Proposal 2 and will have the same effect as negative votes. Broker non-votes will be counted towards a quorum, but will not be counted for any purpose in determining whether Proposal 2 has been approved.

Independent Registered Public Accountants’ Fees

Audit Fees

The aggregate fees billed and unbilled for the fiscal years ended June 30, 2015 and 2014 for professional services rendered by our principal accountants for the audits of our annual financial statements on Form 10 and Form 10-K, the review of our financial statements included in our quarterly reports on Form 10-Q and consultations and consents were approximately $287,000 and $247,000, respectively.

Audit Related Fees

There were no fees billed for the fiscal year ended June 30, 2015 and 2014 for audit related fees by our principal accountants.

Tax and Other Fees

There was approximately $11,000 billed for the fiscal year ended June 30, 2015 and no fees billed for the fiscal year ended June 30, 2014 for professional services rendered by our principal accountants for tax compliance. There were no other fees billed for the years ended June 30, 2015 or 2014.

Audit Committee’s Pre-Approval Policies and Procedures

Consistent with SEC policies and guidelines regarding audit independence, the Audit Committee is responsible for the pre-approval of all audit and permissible non-audit services provided by our principal accountants on a case-by-case basis. Our Audit Committee has established a policy regarding approval of all audit and permissible non-audit services provided by our principal accountants. Our Audit Committee pre-approves these services by category and service. Our Audit Committee has pre-approved all of the services provided by our principal accountants.

Vote Required; Recommendation of the Board of Directors

The affirmative vote of a majority of the shares of common stock present or represented by proxy and entitled to vote at the meeting will be required to ratify the selection of BDO USA, LLP.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE TO RATIFY THE SELECTION OF BDO USA, LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING JUNE 30, 2016.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The following Audit Committee Report shall not be deemed to be “soliciting material,” “filed” with the SEC, or subject to the liabilities of Section 18 of the Exchange Act. Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act of 1933, as amended, or the Exchange Act, that might incorporate by reference future filings, including this Proxy Statement, in whole or in part, the following Audit Committee Report shall not be incorporated by reference into any such filings.

The Audit Committee is comprised of three independent directors (as defined under Rule 5605(a)(2) of the NASDAQ Stock Market). The Audit Committee operates under a written charter, which is available in print to any stockholder upon request to the Corporate Secretary.

We have reviewed and discussed with management the Company’s audited financial statements as of and for the fiscal year ended June 30, 2015.

We have reviewed and discussed with management and BDO USA, LLP, our independent registered public accounting firm, the quality and the acceptability of the Company’s financial reporting and internal controls.

We have discussed with BDO USA, LLP, the overall scope and plans for their audit as well as the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

We have discussed with management and BDO USA, LLP, such other matters as required to be discussed with the Audit Committee under Auditing Standard No. 16, as adopted by the Public Company Accounting Oversight Board (the “PCAOB”) in Rule 3200T, and other auditing standards generally accepted in the United States, the corporate governance standards of the NASDAQ Stock Market and the Audit Committee’s Charter.

We have received and reviewed the written disclosures and the letter from BDO USA, LLP required by applicable requirements of the PCAOB regarding BDO USA, LLP’s communications with the Audit Committee concerning independence, and have discussed with BDO USA, LLP, their independence from management and the Company.

Based on the reviews and discussions referred to above, we recommended to the Board of Directors that the financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2015 for filing with the SEC.

John P. Brancaccio, Chairman Christopher McGuigan Timothy Block

SECURITY OWNERSHIP OF CERTAIN

BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our common stock as of December 11, 2015 by:

•                  our named executive officers;

•                  each of our directors;

•                  all of our current directors and executive officers as a group; and

•                  each stockholder known by us to own beneficially more than five percent of our common stock.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting or investment power with respect to the securities. Shares of common stock that may be acquired by an individual or group within 60 days of December 11, 2015, pursuant to the exercise of options or warrants, are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. Percentage of ownership is based on 27,295,063 shares of common stock outstanding on December 11, 2015.

Except as indicated in footnotes to this table, we believe that the stockholders named in this table have sole voting and investment power with respect to all shares of common stock shown to be beneficially owned by them, based on information provided to us by such stockholders. Unless otherwise indicated, the address for each director and executive officer listed is: c/o ContraVir Pharmaceuticals, Inc., 399 Thornall Street, First Floor, Edison, New Jersey 08837.

Beneficial Owner	Number of Shares Beneficially Owned	Shares of common stock issuable upon exercise of stock options	Percentage of Common Stock Beneficially Owned
Directors and Executive Officers
James Sapirstein	3,000	416,667	1.5
John Sullivan-Bolyai	—	45,000	*
Gary S. Jacob	32,935	435,000	1.7
John Brancaccio	2,015	65,218	*
Christopher McGuigan	—	226,765	1.0
Timothy Block	—	38,258	*
Arnold Lippa	—	—	—
All current executive officers and directors as a group (7 persons)	37,950	1,226,908	4.4

*                 Represents beneficial ownership of less than 1%.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Information about Executive Officers

The following table sets forth certain information about our executive officers as of December 11, 2015:

Name	Age	Present Position with ContraVir Pharmaceuticals, Inc.
James Sapirstein	54	Chief Executive Officer and Director
John Sullivan-Bolyai	67	Chief Medical Officer

James Sapirstein has served as our Chief Executive Officer and a Director since March 19, 2014. Mr. Sapirstein was the chief executive officer of Alliqua Therapeutics at Alliqua Inc., where he helped lead the transformation of transdermal wound care and drug delivery technology into a premier wound care organization from October 2012 to February 2014. Mr. Sapirstein was the chief executive officer of Tobira Therapeutics, a New Jersey based biopharmaceutical company focused on the development of novel HIV and infectious disease compounds, from October 2006 to April 2011. From June 2002 until May 2005, Mr. Sapirstein was Executive Vice President for Serono Laboratories where he led a team of over 100 professionals to rebuild a struggling HIV and pediatric growth hormone business. Mr. Sapirstein also served in the Global Marketing group at Gilead, beginning in 2000 where he led and developed the global marketing strategy for its flagship HIV drug, Viread as well as played a key role in the development of the drug combination strategy that resulted in Gilead’s acquisition of Triangle’s nucleoside portfolio. He held a number of positions at Hoffmann-LaRoche, including Product Director and International Operations Manager, and was actively involved with numerous product launches including several antivirals. In 1996, he became the Director of International Marketing of the Infectious Disease Division at Bristol Myers Squibb (BMS). Mr. Sapirstein directed the international HIV product marketing strategy at BMS and was an integral part of the international development and launch of a number of infectious disease products while at BMS. Mr. Sapirstein is a director of Panther Biotechnology, Inc., a biotechnology company.

John Sullivan-Boyai has served as our Chief Medical Officer since January 19, 2015. From August 2014 until January 2015, Dr. Sullivan- Bolyai was the Executive Director of Infectious Disease clinical research at Merck & Co. Inc. where he oversaw multiple HCV protocols in all three phases of clinical development. From June 2007 until August 2014, he was the Vice-President of Clinical Research at Idenix Pharmaceuticals Inc. where he managed all medical aspects of the HIV and HCV programs. Additionally, he was responsible for the transition of Idenix’s clinical team to Merck, which acquired Idenix. Prior to joining Idenix, Dr. Sullivan-Bolyai worked at Anadys Pharmaceuticals on hepatitis C and at Valeant Pharmaceuticals International on Valeant’s nucleotide prodrug for the treatment of chronic hepatitis B infection. Previously, he held various medical and operations positions at Biomeasure and Serono Laboratories in Massachusetts, working on coagulation, immunomodulatory, endocrine, and gastrointestinal compounds. He began his career with Hoffmann-La Roche where he worked on a variety of compounds for the treatment of bacterial infections, HCV and HIV. Dr. Sullivan-Bolyai received an MD, MPH from the University of Washington in Seattle. He completed his infectious diseases fellowship training at the Children’s Orthopedic Hospital and Medical Center, Seattle, WA, followed by academic positions at UCLA and the University of Illinois.

Executive Compensation

The following table contains compensation information for our prior Chief Executive Officer and certain other executives who were the most highly compensated executive officers for the fiscal years ended June 30, 2015 and 2014.

Name & Principal Position	Year	Salary	Bonus	Options granted(1)	Total

James Sapirstein,	2015	$350,000	$175,000	$927,684	$1,452,684
Chief Executive Officer	2014	$86,174	$—	$1,172,074	$1,258,248

William Hornung,	2015	$220,000	$55,000	$92,768	$367,768
Chief Financial Officer (2)	2014	$4,889	$—	$75,278	$80,167

John Sullivan-Bolyai,	2015	$320,000	$80,000	$252,603	$652,603
Chief Medical Officer (3)

Gary S. Jacob,	2014	$—	$—	$274,248	$274,248
Chairman of the Board and former Chief Executive Officer (4)

(1)                                 Represents the fair value of incentive stock options granted during the year ended June 30, 2015 using the Black-Scholes model for computing stock-based compensation expense as of the date of grant.

(2)                                 Mr. Hornung resigned as Chief Financial Officer on November 16, 2015.

(3)                                 John Sullivan-Bolyai, our new Chief Medical Officer, was hired on January 13, 2015. On January 19, 2015, we issued him options to purchase 135,000 shares of our common stock. These options vest over 3 years, expire on January 19, 2025 and have an exercise price of $2.56 per share.

(4)                                 Effective October 1, 2013, Dr. Jacob was elected Chairman of the Board. Effective March 19, 2014, Dr. Jacob resigned his position as Chief Executive Officer of the Company. Dr. Jacob agreed to payment in the form of stock options in lieu of salary.

Employment Agreements

On January 13, 2015, we entered into an executive agreement with John Sullivan-Bolyai, M.D., MPH, effective January 19, 2015, under which he will serve as Chief Medical Officer of the Company. Pursuant to the terms of his employment agreement, Dr. Sullivan-Bolyai will receive an annual salary of $320,000. He also received 135,000 options with an exercise price of $2.56 which vest over three years. He is eligible to receive a cash bonus of up to 25% of his base salary upon achievement of performance milestones. If Dr. Sullivan-Bolyai’s employment is terminated without cause or for good reason (as defined in his employment agreement), he will be entitled to receive a severance payment equal to base salary for nine months from date of termination in addition to any earned but unpaid salary and bonus.

Effective June 23, 2014, we entered into an executive agreement with William Hornung, under which he will serve as the Company’s Chief Financial Officer. Pursuant to the terms of his employment agreement, Mr. Hornung will receive an annual salary of $220,000. He also received 100,000 options with an exercise price of $1.70 which vest over three years. He is eligible to receive a cash bonus of up to 25% of his base salary upon achievement of performance milestones. If Mr. Hornung’s employment is terminated without cause or for good reason (as defined in his employment agreement), he will be entitled to receive a severance payment equal to base salary for nine months from date of termination in addition to any earned but unpaid salary and bonus. Mr. Hornung resigned as Chief Financial Officer on November 16, 2015. In connection with his resignation, Mr. Hornung entered into a severance agreement with the Company pursuant to which, among other things, Mr. Hornung received a severance payment of $120,000.

Effective March 19, 2014, we entered into an executive agreement with James Sapirstein, under which he will serve as the Company’s Chief Executive Officer. Pursuant to the terms of his employment agreement, Mr. Sapirstein will receive an annual salary of $350,000. He also received 1,000,000 options with an exercise price of $2.31 which vest over four years. He is eligible to receive a cash bonus of up to 50% of his base salary upon achievement of performance milestones. Mr. Sapirstein is also eligible to receive a realization bonus equal to $2,000,000 in either cash or registered common stock or a combination thereof as mutually agreed by Mr. Sapirstein and us, in the event that during the term of the agreement, for a period of 90 consecutive trading days, the market price of our common stock is $6.25 or more and the value of the common stock daily trading volume is $625,000 or more.  If Mr. Sapirstein’s employment is terminated without cause or for good reason (as defined in his employment agreement), he will be entitled to receive a severance payment equal to base salary for twelve months from date of termination in addition to any earned but unpaid salary and bonus and payment of the cost of medical insurance for a period of twelve months following termination.

Outstanding Equity Awards as of June 30, 2015

	Number of Securities Underlying Unexercised Options (#)		Option Exercise	Option Expiration
Name	Exercisable	Unexercisable	Price ($)	Date

James Sapirstein,
Chief Executive Officer	250,000	750,000	2.31	3/19/2024
		500,000	1.50	12/3/2024
		150,000	3.60	6/4/2025

William Hornung,
Chief Financial Officer	33,333	66,6666	1.70	6/23/2024
		50,000	1.50	12/3/2024
		15,000	3.60	6/4/2025

John Sullivan-Bolyai,
Chief Medical Officer	—	135,000	2.56	1/19/2025

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Master Services Agreement

We are a party to a Master Services Agreement dated June 19, 2014 with Clinical Supplies Management, Inc., or CSM, pursuant to which CSM provides us with pharmaceutical and clinical supply management services in support of our clinical research programs.  James Sapirstein, our CEO, is a director of CSM which is a private company.  For the fiscal year ended June 30, 2015, we paid CSM $509,532.

Consulting Agreement

On January 23, 2014 we entered into a three year consulting agreement with Chris McGuigan, Ph.D. for scientific and technical advisory services. Dr. McGuigan is a director of our company and was instrumental in the early development of our FV-100 drug candidate. His total compensation under the agreement is a grant of 250,000 common stock options, at an exercise price of $0.37 per share, vesting over three years.

Sponsored Research Agreement

On May 29, 2015, we entered into a Sponsored Research Agreement with Baruch S. Blumberg Institute, or Blumberg Institute, pursuant to which we are sponsoring research by investigators affiliated with the Blumberg Institute with respect to CMX157.  Dr. Timothy Block, a director of our company, is President of the Blumberg Institute.  For the fiscal year ended June 30, 2015, we paid the Blumberg Institute $2,109.34.  For August 2015, we paid the Blumberg Institute $102,500.

OTHER MATTERS

ContraVir has no knowledge of any other matters that may come before the Annual Meeting and does not intend to present any other matters. However, if any other matters shall properly come before the meeting or any adjournment, the persons soliciting proxies will have the discretion to vote as they see fit unless directed otherwise.

We will bear the cost of soliciting proxies in the accompanying form. In addition to the use of the mails, proxies may also be solicited by our directors, officers or other employees, personally or by telephone, facsimile or email, none of whom will be compensated separately for these solicitation activities.

If you do not plan to attend the Annual Meeting, in order that your shares may be represented and in order to assure the required quorum, please sign, date and return your proxy promptly. In the event you are able to attend the Annual Meeting, at your request, ContraVir will cancel your previously submitted proxy.

FUTURE STOCKHOLDER PROPOSALS

Our Board will consider proposals and director candidates recommended by our stockholders of record. Stockholders of record who wish to make a proposal or recommend individuals for consideration by our Board to become nominees for election to our Board at an annual meeting of stockholders must do so by delivering a written proposal or recommendation to our Board, c/o ContraVir Pharmaceuticals, Inc., 399 Thornall Street, First Floor, Edison, New Jersey 08837, Attn: Corporate Secretary, no later than the close of business on the 90th day nor earlier than the 120th day prior to the anniversary date of the initial mailing of our proxy statement for our preceding year’s annual meeting of stockholders. In the event the annual meeting is called for a date that is not within 25 days before or after such anniversary date, notice by the stockholder in order to be timely must be so received no later than the close of business on the 10th day following the date on which such notice of the date of the annual meeting was mailed or the public disclosure of the date of the annual meeting was made, whichever first occurs. If no annual meeting was held in the previous year, then a shareholder’s notice, in order to be considered timely, must be received by the Secretary of the Corporation not later than the later of the close of business on the 90th day prior to such annual meeting or the 10th day following the day on which notice of the date of the annual meeting was mailed or public disclosure of such date was made.

DELIVERY OF PROXY MATERIALS

The Company may satisfy SEC rules regarding delivery of proxy materials, including the proxy statement, annual report and Notice, by delivering a single Notice and, if applicable, a single set of proxy materials to an address shared by two or more Company stockholders. This delivery method can result in meaningful cost savings for the Company. In order to take advantage of this opportunity, the Company may deliver only one Notice and, if applicable, a single set of proxy materials to multiple stockholders who share an address, unless contrary instructions are received prior to the mailing date. Similarly, if you share an address with another stockholder and have received multiple copies of our Notice and/or other proxy materials, you may write or call us at the address and phone number below to request delivery of a single copy of the Notice and, if applicable, other proxy materials in the future. We undertake to deliver promptly upon written or oral request a separate copy of the Notice and, if applicable, other proxy materials, as requested, to a stockholder at a shared address to which a single copy of the Notice and/or other proxy materials was delivered. If you hold stock as a record stockholder and prefer to receive separate copies of a Notice and, if applicable, other proxy materials either now or in the future, please contact the Company’s Investor Relations department at 399 Thornall Street, First Floor, Edison, NJ 08837 or by telephone at (732) 902-4000. If your stock is held through a brokerage firm or bank and you prefer to receive separate copies of a Notice and, if applicable, other proxy materials either now or in the future, please contact your brokerage firm or bank.

EACH STOCKHOLDER IS URGED TO COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY.

By Order of the Board of Directors

/s/ Gary S. Jacob

Gary S. Jacob
Chairman

Edison, New Jersey

December 14, 2015

CONTRAVIR PHARMACEUTICALS, INC. PROXY FOR ANNUAL MEETING TO BE HELD ON FEBRUARY 4, 2016 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints, Gary S. Jacob and James Sapirstein, and each of them, as proxies of the undersigned, each with full power of substitution, to represent and to vote all the shares of common stock of ContraVir Pharmaceuticals, Inc. (the “Company”), which the undersigned would be entitled to vote, at the Company’s Annual Meeting of Stockholders to be held on February 4, 2016 and at any adjournments thereof, subject to the directions indicated on this Proxy Card. In their discretion, the proxy is authorized to vote upon any other matter that may properly come before the meeting or any adjournments thereof. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE, BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AND FOR THE PROPOSAL LISTED BELOW. IMPORTANT—This Proxy must be signed and dated below. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on February 4, 2016 at 10:00 a.m. local time at the offices of ContraVir Pharmaceuticals, Inc. located at 399 Thornall Street, First Floor, Edison, New Jersey 08837. The proxy statement and 2015 annual report on Form 10-K are available at www.pstvote.com/contravir2015. THIS IS YOUR PROXY YOUR VOTE IS IMPORTANT! Dear Stockholder: We cordially invite you to attend the Annual Meeting of Stockholders of ContraVir Pharmaceuticals, Inc. to be held at the offices of the Company located at 399 Thornall Street, First Floor, Edison, New Jersey, 08837, on Thursday, February 4, 2016, beginning at 10:00 a.m. local time. Please read the proxy statement which describes the proposals and presents other important information, and complete, sign and return your proxy promptly in the enclosed envelope. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES LISTED AND FOR PROPOSAL 2. 1.Election of Directors Nominees FOR WITHHOLD 01. Gary S. Jacob 02. James Sapirstein 03. John P. Brancaccio 04. Christopher McGuigan 05. Timothy Block 06. Arnold Lippa 2.Proposal to ratify BDO USA, LLP as ContraVir’s independent registered public accountants for fiscal year ending June 30, 2016. FOR AGAINST ABSTAIN Date: Signature of Stockholder Date: Signature of Stockholder NOTE: Please sign exactly as your name or names appear hereon. When shares are held by joint owners, both must sign. When signing as attorney, executor, administrator, trustee or guardian, please give title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

«Name 1» «Name 2» «Name 3» «Name 4» «Name 5» «Name 6» Voting Instructions You may vote your proxy in the following ways: Via Internet: Login to www.pstvote.com/contravir2015 Enter your control number (12 digit number located below) Via Mail: Philadelphia Stock Transfer, Inc. 2320 Haverford Rd., Suite 230 Ardmore, PA 19003 CONTROL NUMBER «Control #» You may vote by Internet 24 hours a day, 7 days a week. Internet voting is available through 11:59 p.m., prevailing time, on February 3, 2016. Your Internet vote authorizes the named proxies to vote in the same manner as if you marked, signed and returned your proxy card.